UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016 – April 30, 2017

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2017

Vanguard Explorer™ Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2017, Vanguard Explorer Fund returned 16.25% for
Investor Shares and 16.32% for Admiral Shares. It trailed its benchmark, the Russell 2500
Growth Index, and the average return of its small-capitalization growth peers.

• During the period, small-caps outpaced large-caps. Growth stocks surpassed their value counterparts.

• Stocks in the consumer staples and financial sectors did well. Consumer discretionary stocks contributed the least to relative performance.

• Each of the Explorer Fund’s five independent advisors employs a growth-oriented strategy and manages its piece of the portfolio with a long-term focus.

• Please note that Granahan Investment Management and Kalmar Investment Advisers
are no longer managing portions of your fund. The assets managed by those two firms have been allocated to Stephens Investment Management Group, LLC, Vanguard Quantitative
Equity Group, and ClearBridge Investments, LLC—a new relationship for your fund and Vanguard.

Total Returns: Six Months Ended April 30, 2017
Total
Returns
Vanguard Explorer Fund
Investor Shares	16.25%
Admiral™ Shares	16.32
Russell 2500 Growth Index	17.04
Small-Cap Growth Funds Average	16.81

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.46%	0.34%	1.34%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the fund’s annualized expense ratios were 0.43% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Small-Cap Growth Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

Advisors’ Report

For the six months ended April 30, 2017, Vanguard Explorer Fund returned 16.25% for Investor Shares and 16.32% for Admiral Shares. It trailed its benchmark, the Russell 2500 Growth Index, and the average return of its small-capitalization growth fund peers.

Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 10.

Please note that Granahan Investment Management and Kalmar Investment Advisers are no longer managing portions of your fund. The assets managed by those two firms have been allocated to Stephens Investment Management Group, Vanguard Quantitative Equity Group, and ClearBridge Investments—a new relationship for your fund and Vanguard.

Also, as we mentioned in the annual report, Chartwell Investment Partners no longer serves as an advisor to the fund. Assets formerly managed by Chartwell were allocated to Stephens and ArrowMark Partners in December.

The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 10, 2017.

Wellington Management Company LLP

Portfolio Managers:

Kenneth L. Abrams, Senior Managing
Director and Equity Portfolio Manager

Daniel J. Fitzpatrick, CFA, Senior Managing
Director and Equity Portfolio Manager

For the six months ended April 30, 2017, the telecommunication services, financial, and health care sectors did best within the Russell 2500 Growth Index. Energy, consumer staples, and real estate were weakest.

Our bottom-up security selection and sector allocation decisions helped relative performance. Selection was strongest in energy, consumer discretionary, and consumer staples. An overweighted allocation to financials and underweighted allocations to real estate and consumer staples also boosted returns.

A position in Entegris, a provider of specialty chemicals and materials used in semiconductor manufacturing, was one of our portion of the portfolio’s top contributors. The firm delivered above-consensus results supported by the ramp-up of new technologies and expanding end-market demand for semiconductors.

Those results were partially offset by weak stock selection in health care, financials, and telecommunication services. An overweighted allocation to energy, the benchmark’s biggest laggard, and a residual cash position in a positive market also hurt.

Solar company First Solar was our portfolio’s top detractor. Shares declined alongside disappointing 2017 guidance attributable to a new restructuring program. The firm began accelerating the introduction of next-generation solar modules in response to pricing pressures on older versions.

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

For the six months ended April 30, 2017, our stock selection models effectively identified industry group leaders. The strongest performance came from our valuation and quality models. The management decisions, sentiment, and growth models also generated positive returns.

Stock selection was positive in 8 out of 11 sectors, with industrials, healthcare, and information technology adding the most to returns. The top performers were The Chemours Company, the DuPont chemicals spin-off, and conglomerate Wabash National.

The consumer discretionary, telecommunications, and energy sectors detracted the most. Nutanix, a software company, and Tailored Brands, the parent firm of Jos. A. Bank Clothiers and Men’s Wearhouse, did worst.

ArrowMark Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

U.S. stocks posted strong gains during the period, largely based on the belief that the Trump administration’s views on tax reform, infrastructure spending, and regulation would boost domestic growth. Expectations were tested in March as a failed repeal of the Affordable Care Act led many to question the speed at which pro-growth policies could be implemented.

Despite the increased uncertainty, the Russell 2500 Growth Index registered only one daily decline greater than 2%. Though the lack of volatility was a surprise, we continue to prepare for a market pullback. We will look to add names with predictable and recurring revenue streams, strong competitive advantages, large addressable markets, and attractive risk-reward profiles when volatility picks up.

Industrials was our top sector; our exposure to the commercial and professional services industry group significantly outperformed the benchmark index. Strong contributors included CEB and TriNet. In January, CEB, a longtime holding, was acquired by Gartner, another holding, at a 25% premium. TriNet’s pricing improvement and EBITDA margin expansion contributed to the company’s strong results.

The consumer discretionary and materials sectors detracted, driven mainly by weakness in the retailing industry group due to a slowdown in store traffic. Companies directly affected included Sally Beauty and Hibbett Sports. Our lack of exposure to materials also hurt as the sector returned 18%. We typically avoid materials because these companies tend to exhibit levered balance sheets and are strongly influenced by commodity price swings.

ClearBridge Investments, LLC

Portfolio Managers:

Brian Angerame, Managing Director

Derek Deutsch, CFA, Managing Director

Aram Green, Managing Director

Jeffrey Russell, CFA, Managing Director

Our investment process seeks to identify companies that balance entrepreneurship and disruption with sturdy balance sheets that can weather the vagaries of business cycles. We weigh attractive opportunities with valuation awareness and risk controls.

From the inception of our portion of the portfolio on March 20, 2017, through April 30, 2017, small- and mid-capitalization stocks returned 1.34%, as measured by the Russell 2500 Growth Index. The telecommunication services and utilities sectors posted the best returns; energy and financials did worst. Stock selection in information technology and real estate was most beneficial.

Positions in Medidata Solutions and GrubHub were the leading contributors. Medidata, which provides cloud-based tools to help biopharmaceutical and medical device companies manage and analyze clinical data, moved higher following quarterly results that topped forecasts. GrubHub provides an online and mobile platform for takeout food ordering and restaurant delivery. Its shares were lifted by better-than-expected growth in active diners and revenues as well as other metrics.

Small- and mid-cap leadership shifted during the period from cyclical sectors levered to the Trump agenda to more growth-oriented market segments. This hurt our holdings in financials and consumer discretionary.

Regional banks SVB Financial Group and Signature Bank were among the leading detractors as euphoria over the ability of the Trump administration to implement tax reform and deregulation waned. Medical billing and practice management software-maker athenahealth and health care services provider MEDNAX weighed on results because of reduced growth expectations.

Stephens Investment Management Group, LLC

Portfolio Manager: Ryan E. Crane, CFA, Chief Investment Officer

The six-month period ended April 30 was an unusual one. Absolute returns were very strong, helped by an unexpected level of enthusiasm after the U.S. presidential election. Money poured into the market, predominantly through passive investment vehicles. Most of those gains occurred in November, but it was a rising-tide-lifts-all-boats market, and thus it was difficult to differentiate ourselves. Since the beginning of the calendar year, we have returned to a more normal environment. But flows into the market have remained strong, volatility surprisingly low, and optimism evident in asset prices and valuation levels.

Once again, merger and acquisition activity fueled some of our gains. We did particularly well in financials as interest rates rebounded. Health care-related holdings were another bright spot. Many of our top performers benefited from either automation or a marketplace shift to a “long tail,” offering winner-take-all economics for the largest firms among a long list of niche and specialty players.

Consumer discretionary was a challenging sector for us. We made many changes to this part of our portfolio. Our energy holdings fared much better than those in the benchmark index but lagged the overall market.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	35	4,217	Conducts research and analysis of individual
Company LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Vanguard Quantitative Equity	18	2,170	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
ArrowMark Partners	15	1,865	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control their
			own economic destiny. The portfolio managers start by
			identifying businesses with strong competitive
			advantages in industries with high barriers to entry,
			then narrow their focus to companies with large
			potential markets and high-quality business models
			focused on the future. Finally, considerations are made
			for potential downside risk, resulting in a diversified
			portfolio of 75–100 stocks.
ClearBridge Investments, LLC	15	1,786	The firm seeks to invest in quality growth companies
			that are category leaders (or have the ability to become
			market leaders), and display capital allocation discipline
			aimed at fueling long-term sustainable growth. The
			research process is disciplined and collaborative, with
			each member of the team executing on a shared
			investment philosophy and process.
Stephens Investment	14	1,723	Employs a disciplined, bottom-up investment selection
Management Group, LLC			process that combines rigorous fundamental analysis
			with quantitative screening to identify companies with
			superior earnings growth potential. The approach
			screens for core growth stocks and for catalyst stocks.
			Core growth stocks have strong growth franchises,
			recurring revenue, and above-average growth rates;
			catalyst stocks are experiencing changes that could
			lead to accelerated earnings growth.
Cash Investments	3	353	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile

As of April 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.46%	0.34%
30-Day SEC Yield	0.40%	0.52%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	576	1,450	3,788
Median Market Cap	$3.7B	$4.2B	$58.1B
Price/Earnings Ratio	49.6x	52.8x	27.1x
Price/Book Ratio	3.4x	4.3x	2.8x
Return on Equity	8.5%	11.6%	24.8%
Earnings Growth
Rate	13.1%	14.4%	9.8%
Dividend Yield	0.8%	0.9%	1.8%
Foreign Holdings	3.8%	0.0%	0.0%
Turnover Rate
(Annualized)	74%	—	—
Short-Term
Reserves	1.7%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	FA Index
R-Squared	0.98	0.83
Beta	0.97	1.21

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Cadence Design
Systems Inc.	Application Software	1.0%
ICON plc	Life Sciences Tools &
	Services	0.9
Insulet Corp.	Health Care
	Equipment	0.8
Cardtronics plc	Data Processing &
	Outsourced Services	0.8
TriNet Group Inc.	Human Resources &
	Employment
	Services	0.8
Medidata Solutions Inc.	Health Care
	Technology	0.8
Clean Harbors Inc.	Environmental &
	Facilities Services	0.8
athenahealth Inc.	Health Care
	Technology	0.8
Carter's Inc.	Apparel, Accessories
	& Luxury Goods	0.7
2U Inc.	Internet Software &
	Services	0.7
Top Ten		8.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratios were 0.43% for Investor Shares and 0.31% for Admiral Shares.

Explorer Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	14.9%	16.6%	12.9%
Consumer Staples	3.5	3.5	8.2
Energy	2.2	1.0	5.9
Financials	9.0	6.2	14.6
Health Care	18.4	19.3	13.4
Industrials	19.4	18.2	10.8
Information
Technology	23.9	21.9	21.5
Materials	4.0	6.9	3.4
Real Estate	3.8	5.3	4.1
Telecommunication
Services	0.5	0.7	2.0
Utilities	0.4	0.4	3.2

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2006, Through April 30, 2017

Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	20.68%	11.49%	7.29%
Admiral Shares	11/12/2001	20.83	11.65	7.46

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of April 30, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Carter’s Inc.	937,320	86,271	0.7%
Bloomin’ Brands Inc.	2,883,179	62,536	0.5%
* Burlington Stores Inc.	562,966	55,689	0.5%
Cheesecake Factory Inc.	836,277	53,656	0.5%
Chico’s FAS Inc.	3,881,951	53,649	0.4%
Cinemark Holdings Inc.	1,194,870	51,618	0.4%
1 National CineMedia Inc.	3,355,374	39,828	0.3%
Consumer Discretionary—Other †		1,315,720	10.9%
		1,718,967	14.2%
Consumer Staples
Nu Skin Enterprises Inc. Class A	903,566	49,904	0.4%
Consumer Staples—Other †		356,540	3.0%
		406,444	3.4%

Energy †		246,434	2.0%

Financials
* Signature Bank	516,386	71,494	0.6%
* SVB Financial Group	401,276	70,600	0.6%
Assured Guaranty Ltd.	1,637,196	62,426	0.5%
Nasdaq Inc.	890,982	61,362	0.5%
LPL Financial Holdings Inc.	1,414,311	59,458	0.5%
* MGIC Investment Corp.	5,389,653	56,807	0.5%
Assurant Inc.	530,808	51,085	0.4%
Financials—Other †		565,284	4.6%
		998,516	8.2%
Health Care
* ICON plc	1,231,155	104,020	0.9%
* Insulet Corp.	2,308,969	100,232	0.8%
* Medidata Solutions Inc.	1,479,445	96,800	0.8%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
*,^	athenahealth Inc.	970,010	95,071	0.8%
*	IDEXX Laboratories Inc.	376,157	63,093	0.5%
	Mettler-Toledo International Inc.	107,249	55,064	0.5%
*	ABIOMED Inc.	407,390	53,091	0.4%
	INC Research Holdings Inc. Class A	1,113,258	50,097	0.4%
*	LifePoint Health Inc.	803,974	49,967	0.4%
1	Kindred Healthcare Inc.	5,066,659	48,640	0.4%
	Health Care—Other †		1,412,962	11.7%
			2,129,037	17.6%
Industrials
*	TriNet Group Inc.	3,308,304	97,264	0.8%
*	Clean Harbors Inc.	1,644,141	95,541	0.8%
*	Kirby Corp.	1,151,962	81,328	0.7%
*	Teledyne Technologies Inc.	525,207	70,814	0.6%
*	Masonite International Corp.	849,041	70,640	0.6%
	Sensata Technologies Holding NV	1,698,195	69,932	0.6%
	Trex Co. Inc.	807,452	59,097	0.5%
	Orbital ATK Inc.	588,420	58,254	0.5%
*	AerCap Holdings NV	1,221,470	56,200	0.5%
	United Rentals Inc.	485,990	53,294	0.4%
	HEICO Corp. Class A	824,466	50,540	0.4%
	John Bean Technologies Corp.	565,956	50,172	0.4%
	Industrials—Other †		1,423,933	11.7%
			2,237,009	18.5%
Information Technology
*	Cadence Design Systems Inc.	3,626,546	118,117	1.0%
*,1	Cardtronics plc Class A	2,389,726	99,365	0.8%
*,^	2U Inc.	1,858,977	84,398	0.7%
	MAXIMUS Inc.	1,194,921	72,878	0.6%
*	Aspen Technology Inc.	1,094,147	67,279	0.5%
	MercadoLibre Inc.	289,017	66,159	0.5%
*,1	BroadSoft Inc.	1,646,331	63,219	0.5%
*	Callidus Software Inc.	2,887,221	60,776	0.5%
*	HubSpot Inc.	859,510	57,630	0.5%
*	Ciena Corp.	2,510,206	57,509	0.5%
*	Fortinet Inc.	1,451,058	56,591	0.5%
*,^	GoDaddy Inc. Class A	1,446,042	56,280	0.5%
*	Cavium Inc.	804,344	55,379	0.5%
	Information Technology—Other †		1,845,034	15.2%
			2,760,614	22.8%
Materials
	Berry Global Group Inc.	1,131,725	56,586	0.5%
	Materials—Other †		399,368	3.3%
			455,954	3.8%
Other
^,2	Vanguard Small-Cap ETF	919,140	123,551	1.0%
^,2	Vanguard Small-Cap Growth ETF	384,700	54,851	0.5%
3	Other—Other †		5,433	0.0%
			183,835	1.5%
Real Estate
	SBA Communications Corp. Class A	459,650	58,141	0.5%
	Real Estate—Other †		350,616	2.9%
			408,757	3.4%

Explorer Fund

				Market	Percentage
				Value•	of Net
				($000)	Assets
Telecommunication Services †				54,036	0.4%

Utilities †				29,965	0.2%
Total Common Stocks (Cost $9,802,539)				11,629,568	96.0%[4]

	Coupon		Shares
Temporary Cash Investments
Money Market Fund
5, [6] Vanguard Market Liquidity Fund	1.034%		6,884,318	688,569	5.7%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 4/28/17, Repurchase
Value $61,304,000, collateralized
by Government National Mortgage
Assn. 2.500%–6.200%, 4/15/20–
2/20/47, with a value of
$62,526,000)	0.850%	5/1/17	61,300	61,300	0.5%

7U.S. Government and Agency Obligations †				17,792	0.1%
Total Temporary Cash Investments (Cost $767,590)				767,661	6.3%[4]
Total Investments (Cost $10,570,129)				12,397,229	102.3%
Other Assets and Liabilities
Other Assets				87,264	0.7%
Liabilities[6]				(370,886)	(3.0%)
				(283,622)	(2.3%)
Net Assets				12,113,607	100.0%

Explorer Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	11,279,206
Affiliated Vanguard Funds	866,971
Other Affiliated Issuers	251,052
Total Investments in Securities	12,397,229
Investment in Vanguard	819
Receivables for Investment Securities Sold	74,645
Receivables for Accrued Income	2,450
Receivables for Capital Shares Issued	7,567
Other Assets	1,783
Total Assets	12,484,493
Liabilities
Payables for Investment Securities Purchased	77,495
Collateral for Securities on Loan	257,139
Payables to Investment Advisor	4,307
Payables for Capital Shares Redeemed	4,644
Payables to Vanguard	22,608
Other Liabilities	4,693
Total Liabilities	370,886
Net Assets	12,113,607

At April 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	9,150,490
Overdistributed Net Investment Income	(3,246)
Accumulated Net Realized Gains	1,129,380
Unrealized Appreciation (Depreciation)
Investment Securities	1,827,100
Futures Contracts	9,886
Foreign Currencies	(3)
Net Assets	12,113,607

Explorer Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 38,534,579 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,598,715
Net Asset Value Per Share—Investor Shares	$93.39

Admiral Shares—Net Assets
Applicable to 98,065,964 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,514,892
Net Asset Value Per Share—Admiral Shares	$86.83

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $244,573,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Includes restricted security totaling $3,907,000, representing 0.0% of net assets.
4 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 3.9%, respectively, of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Includes $257,139,000 of collateral received for securities on loan.
7 Securities with a value of $14,588,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1]	44,252
Interest	1,730
Securities Lending—Net	1,834
Total Income	47,816
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,004
Performance Adjustment	(752)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,049
Management and Administrative—Admiral Shares	4,894
Marketing and Distribution—Investor Shares	281
Marketing and Distribution—Admiral Shares	316
Custodian Fees	88
Shareholders’ Reports—Investor Shares	69
Shareholders’ Reports—Admiral Shares	39
Trustees’ Fees and Expenses	10
Total Expenses	19,998
Expenses Paid Indirectly	(162)
Net Expenses	19,836
Net Investment Income	27,980
Realized Net Gain (Loss)
Investment Securities Sold	1,127,530
Futures Contracts	10,957
Foreign Currencies	(17)
Realized Net Gain (Loss)	1,138,470
Change in Unrealized Appreciation (Depreciation)
Investment Securities	548,522
Futures Contracts	10,894
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	559,415
Net Increase (Decrease) in Net Assets Resulting from Operations	1,725,865
1 Dividends are net of foreign withholding taxes of $126,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,980	59,390
Realized Net Gain (Loss)	1,138,470	514,943
Change in Unrealized Appreciation (Depreciation)	559,415	(308,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,725,865	265,495
Distributions
Net Investment Income
Investor Shares	(12,371)	(11,268)
Admiral Shares	(37,862)	(34,000)
Realized Capital Gain[1]
Investor Shares	(138,868)	(348,212)
Admiral Shares	(311,675)	(688,442)
Total Distributions	(500,776)	(1,081,922)
Capital Share Transactions
Investor Shares	(100,821)	(262,647)
Admiral Shares	169,504	458,694
Net Increase (Decrease) from Capital Share Transactions	68,683	196,047
Total Increase (Decrease)	1,293,772	(620,380)
Net Assets
Beginning of Period	10,819,835	11,440,215
End of Period[2]	12,113,607	10,819,835

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $74,171,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,246,000) and $17,943,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$83.91	$90.55	$105.28	$107.96	$78.03	$73.02
Investment Operations
Net Investment Income	.194	.393	.281	.120	.219[1]	.108
Net Realized and Unrealized Gain (Loss)
on Investments	13.174	1.581	(.900)	8.062	32.286	4.998
Total from Investment Operations	13.368	1.974	(.619)	8.182	32.505	5.106
Distributions
Dividends from Net Investment Income	(. 318)	(. 270)	(.152)	(. 040)	(. 272)	(. 096)
Distributions from Realized Capital Gains	(3.570)	(8.344)	(13.959)	(10.822)	(2.303)	—
Total Distributions	(3.888)	(8.614)	(14.111)	(10.862)	(2.575)	(.096)
Net Asset Value, End of Period	$93.39	$83.91	$90.55	$105.28	$107.96	$78.03

Total Return[2]	16.25%	2.47%	-0.62%	8.20%	42.89%	7.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,599	$3,324	$3,863	$4,623	$5,573	$5,008
Ratio of Total Expenses to
Average Net Assets[3]	0.43%	0.45%	0.48%	0.51%	0.50%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.42%	0.46%	0.27%	0.12%	0.27%[1]	0.16%
Portfolio Turnover Rate	74%	66%	62%	66%	65%	59%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.02%), 0.00%, 0.00%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$78.07	$84.28	$98.03	$100.54	$72.68	$68.04
Investment Operations
Net Investment Income	.233	.473	.402	.302	.375[1]	.236
Net Realized and Unrealized Gain (Loss)
on Investments	12.247	1.455	(.853)	7.466	30.019	4.621
Total from Investment Operations	12.480	1.928	(.451)	7.768	30.394	4.857
Distributions
Dividends from Net Investment Income	(. 403)	(. 383)	(. 324)	(. 216)	(. 392)	(. 217)
Distributions from Realized Capital Gains	(3.317)	(7.755)	(12.975)	(10.062)	(2.142)	—
Total Distributions	(3.720)	(8.138)	(13.299)	(10.278)	(2.534)	(.217)
Net Asset Value, End of Period	$86.83	$78.07	$84.28	$98.03	$100.54	$72.68

Total Return[2]	16.32%	2.60%	-0.48%	8.37%	43.13%	7.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,515	$7,496	$7,577	$7,670	$6,497	$3,757
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.33%	0.34%	0.35%	0.34%	0.32%
Ratio of Net Investment Income to
Average Net Assets	0.54%	0.58%	0.41%	0.28%	0.43%[1]	0.33%
Portfolio Turnover Rate	74%	66%	62%	66%	65%	59%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.02%), 0.00%, 0.00%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Explorer Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Explorer Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, ArrowMark Colorado Holdings, LLC (formerly Arrowpoint Asset Management, LLC), Stephens Investment Management Group, LLC, and beginning March 2017, ClearBridge Investments, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since July 31, 2014. The basic fee of Stephens Investment Management Group, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since October 31, 2013. In accordance with the advisory contract entered into with ClearBridge Investments, LLC, beginning May 1, 2018, the basic fee will be subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since April 30, 2017.

Until December 2016, a portion of the fund was managed by Chartwell Investment Partners, LLC. The basic fee paid to Chartwell Investment Partners, LLC, was subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index for the preceding three years. Until March 2017, a portion of the fund was managed by Granahan Investment Management, Inc., and Kalmar Investment Advisers. The basic fee of Granahan Investment Management, Inc., was subject to quarterly adjustments based on performance relative to a 50/50 blend of the

Explorer Fund

Russell 2500 Growth Index and the Russell 2000 Growth Index for the preceding three years. The basic fee of Kalmar Investment Advisers was subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $437,000 for the six months ended April 30, 2017.

For the six months ended April 30, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.19% of the fund’s average net assets, before a decrease of $752,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $819,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2017, these arrangements reduced the fund’s expenses by $162,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,548,715	76,797	4,056
Temporary Cash Investments	688,569	79,092	—
Futures Contracts—Liabilities[1]	(4,416)	—	—
Total	12,232,868	155,889	4,056
1 Represents variation margin on the last day of the reporting period.

Explorer Fund

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2017	4,267	298,349	9,886

F. At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2017, the fund realized net foreign currency losses of $17,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

At April 30, 2017, the cost of investment securities for tax purposes was $10,570,129,000. Net unrealized appreciation of investment securities for tax purposes was $1,827,100,000, consisting of unrealized gains of $2,173,430,000 on securities that had risen in value since their purchase and $346,330,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2017, the fund purchased $5,879,427,000 of investment securities and sold $6,319,189,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2017	October 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	134,064	1,488	217,700	2,731
Issued in Lieu of Cash Distributions	148,985	1,706	354,130	4,350
Redeemed	(383,870)	(4,272)	(834,477)	(10,127)
Net Increase (Decrease)—Investor Shares	(100,821)	(1,078)	(262,647)	(3,046)
Admiral Shares
Issued	556,242	6,669	1,001,585	13,146
Issued in Lieu of Cash Distributions	325,490	4,011	683,869	9,039
Redeemed	(712,228)	(8,635)	(1,226,760)	(16,073)
Net Increase (Decrease)—Admiral Shares	169,504	2,045	458,694	6,112

Explorer Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			April 30,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
BroadSoft Inc.	NA [2]	56,861	22,875	—	—	63,219
Cardtronics plc Class A	NA2	77,780	55,332	—	—	99,365
eHealth Inc.	7,324	—	10,555	—	—	—
H&E Equipment Services Inc.	27,559	—	32,223	274	—	—
Information Services Group Inc.	8,649	3,963	11,994	—	—	—
Kindred Healthcare Inc.	NA2	12,552	—	850	—	48,640
MarineMax Inc.	28,588	1,467	24,880	—	—	—
National CineMedia Inc.	NA2	27,885	19,366	—	—	39,828
Vanguard Market Liquidity Fund	504,433	NA3	NA [3]	1,569	—	688,569
Vanguard Small-Cap ETF	90,564	392,321	375,220	1,108	—	123,551
Vanguard Small-Cap Growth ETF	47,964	—	—	370	—	54,851
Total	715,081			4,171	—	1,118,023
1 Includes net realized gain (loss) on affiliated investment securities sold of ($7,761,000).
2 Not applicable—at October 31, 2016, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,162.53	$2.31
Admiral Shares	1,000.00	1,163.20	1.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.66	$2.16
Admiral Shares	1,000.00	1,023.26	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund has renewed the fund’s investment advisory arrangements with ArrowMark Colorado Holdings, LLC (ArrowMark Partners), formerly known as Arrowpoint Asset Management, LLC; Stephens Investment Management Group, LLC (SIMG); Wellington Management Company LLP (Wellington Management); and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders. Please note that in November and February, the fund’s board of trustees modified its investment advisory arrangements. Chartwell Investment Partners, Kalmar Investment Advisers, and Granahan Investment Management no longer serve as advisors to the fund.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

ArrowMark Partners. Founded in 2007, ArrowMark Partners offers a wide range of strategies, including equities, fixed income, and structured products, to institutional, high-net-worth, and retail investors. Using in-depth, fundamental research, the investment team seeks to identify companies that it believes can control their own economic destiny. These are companies with strong competitive advantages, high barriers to entry, large potential markets for their products, and high-quality businesses focused on future growth. In evaluating companies and constructing the portfolio, ArrowMark Partners places significant emphasis on understanding risk in the belief that avoiding large mistakes is the key to success in small-cap investing. ArrowMark Partners has managed a portion of the fund since 2014.

SIMG. Founded in 2005, SIMG is a subsidiary of Stephens Investments Holdings LLC, a privately held and family-owned company. SIMG specializes in equity investment management focused on small- and mid-cap growth companies. The team employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening, seeking to identify companies that will exhibit potential for superior earnings growth. It invests in two types of stocks: core growth and earnings catalyst. For core growth stocks, SIMG seeks consistent and predictable earnings growth generated by unique, defensible business models. For earnings catalyst stocks, the advisor looks for inflection points such as large earnings surprises or positive revisions to earnings estimates or guidance. The team generally requires all stocks to be profitable or on the cusp of profitability and to exhibit at least 12% earnings growth. SIMG has managed a portion of the fund since 2013.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, it invests opportunistically in a diversified portfolio of high-quality stocks. The advisor attempts to identify companies with key success factors such as top market share, substantial insider ownership, and fully funded business plans. The investment team has the support of Wellington Management’s global industry analysts in conducting its research intensive approach. Wellington Management has advised the fund since 1967.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also well below its peer-group average. Information about the fund’s expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of ArrowMark Partners, SIMG, and Wellington Management in determining whether to approve the advisory fees because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for ArrowMark Partners, SIMG, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

			Market
			Value
		Shares	($000)

Common Stocks (96.0%)[1]
Consumer Discretionary (14.2%)
	Carter's Inc.	937,320	86,271
	Bloomin' Brands Inc.	2,883,179	62,536
*	Burlington Stores Inc.	562,966	55,689
	Cheesecake Factory Inc.	836,277	53,655
	Chico's FAS Inc.	3,881,951	53,649
	Cinemark Holdings Inc.	1,194,870	51,618
*	ServiceMaster Global Holdings Inc.	1,305,735	49,748
*	Buffalo Wild Wings Inc.	284,610	44,840
	Advance Auto Parts Inc.	314,160	44,655
	La-Z-Boy Inc.	1,505,584	42,006
2	National CineMedia Inc.	3,355,374	39,828
*,^	Under Armour Inc.	2,036,900	39,536
	Lennar Corp. Class A	778,291	39,304
	New York Times Co. Class A	2,690,810	38,882
	Monro Muffler Brake Inc.	749,110	38,841
*	Sally Beauty Holdings Inc.	1,912,633	36,378
*	Deckers Outdoor Corp.	607,500	36,201
	Core-Mark Holding Co. Inc.	1,000,230	35,028
*,^	Acushnet Holdings Corp.	1,883,606	34,395
	Tenneco Inc.	492,585	31,048
*	Kate Spade & Co.	1,767,458	30,754
*	Grand Canyon Education Inc.	407,231	30,607
	Wolverine World Wide Inc.	1,247,481	30,077
	Dunkin' Brands Group Inc.	514,971	28,766
	Papa John's International Inc.	357,656	28,276
*	Ulta Beauty Inc.	95,456	26,865
*	Lions Gate Entertainment Corp. Class A	1,013,718	26,529
	Tractor Supply Co.	422,820	26,177
^	Polaris Industries Inc.	283,802	24,197
*	Live Nation Entertainment Inc.	722,736	23,243
*	IMAX Corp.	672,616	20,515
	Lear Corp.	138,397	19,744
	Expedia Inc.	142,739	19,087
	Signet Jewelers Ltd.	281,880	18,559
	Ross Stores Inc.	282,408	18,356
*	Ollie's Bargain Outlet Holdings Inc.	473,328	18,128
	Dick's Sporting Goods Inc.	348,175	17,600
^	Wingstop Inc.	590,485	17,378
*	Five Below Inc.	339,733	16,688
*	LKQ Corp.	515,098	16,092
*	iRobot Corp.	190,281	15,173
*	Chuy's Holdings Inc.	496,595	14,798
^	Big Lots Inc.	267,653	13,514
	Children's Place Inc.	117,056	13,438
*	Bright Horizons Family Solutions Inc.	173,900	13,237
^	Brinker International Inc.	292,953	12,946
*	Scientific Games Corp. Class A	536,552	12,743
*	Lululemon Athletica Inc.	238,257	12,389
*	Netflix Inc.	78,717	11,981
	Regal Entertainment Group Class A	513,925	11,342
*	Dave & Buster's Entertainment Inc.	177,134	11,338
	Interpublic Group of Cos. Inc.	475,587	11,210
*	American Axle & Manufacturing Holdings Inc.	627,390	11,036
	Tupperware Brands Corp.	152,651	10,962
*	O'Reilly Automotive Inc.	43,381	10,765
*,^	American Outdoor Brands Corp.	473,953	10,498
*	Carvana Co.	938,000	10,412
	Brunswick Corp.	182,843	10,376
*,^	Hibbett Sports Inc.	392,266	10,199
	CalAtlantic Group Inc.	262,786	9,518
	Domino's Pizza Inc.	50,530	9,166

1

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

			Market
			Value
		Shares	($000)
	Bob Evans Farms Inc.	136,528	9,112
^	Tailored Brands Inc.	726,397	8,956
*	Cooper-Standard Holdings Inc.	68,937	7,795
	Ruth's Hospitality Group Inc.	365,391	7,271
^	Sturm Ruger & Co. Inc.	104,295	6,305
	Group 1 Automotive Inc.	87,671	6,045
*	Boyd Gaming Corp.	199,594	4,527
	MCBC Holdings Inc.	258,856	4,336
	Leggett & Platt Inc.	74,227	3,900
*	MSG Networks Inc.	154,779	3,862
	Pier 1 Imports Inc.	494,475	3,333
	DR Horton Inc.	94,538	3,109
*	Taylor Morrison Home Corp. Class A	133,833	3,092
	Strayer Education Inc.	34,520	2,993
	Capella Education Co.	28,974	2,761
*	Pinnacle Entertainment Inc.	129,069	2,655
	AMC Entertainment Holdings Inc. Class A	63,165	1,914
*	Asbury Automotive Group Inc.	30,759	1,882
	Libbey Inc.	172,191	1,808
	Foot Locker Inc.	19,456	1,505
*	Hyatt Hotels Corp. Class A	25,276	1,403
*	Floor & Decor Holdings Inc. Class A	42,800	1,387
*	Malibu Boats Inc. Class A	57,623	1,328
	Bassett Furniture Industries Inc.	41,700	1,253
*	M/I Homes Inc.	45,372	1,232
	Sinclair Broadcast Group Inc. Class A	30,335	1,197
*	Denny's Corp.	85,576	1,087
*	Genesco Inc.	19,959	1,064
	Nutrisystem Inc.	19,531	1,044
	Culp Inc.	32,009	1,027
*,^	Hemisphere Media Group Inc. Class A	85,560	997
			1,718,967
Consumer Staples (3.4%)
	Nu Skin Enterprises Inc. Class A	903,566	49,904
	Casey's General Stores Inc.	403,376	45,206
	Sanderson Farms Inc.	365,515	42,319
*	Performance Food Group Co.	1,635,987	40,736
*	Post Holdings Inc.	461,851	38,883
*	Blue Buffalo Pet Products Inc.	1,095,441	27,003
*	Herbalife Ltd.	399,800	25,291
*	Monster Beverage Corp.	440,597	19,994
	Calavo Growers Inc.	301,159	19,756
^	MGP Ingredients Inc.	317,452	16,622
*	TreeHouse Foods Inc.	163,239	14,300
*	US Foods Holding Corp.	433,943	12,237
	Dean Foods Co.	605,629	11,955
*	HRG Group Inc.	567,364	11,353
	Fresh Del Monte Produce Inc.	178,811	10,961
^	Pilgrim's Pride Corp.	233,045	6,050
	Ingles Markets Inc. Class A	67,700	3,162
	AdvancePierre Foods Holdings Inc.	73,157	2,972
	Omega Protein Corp.	101,933	2,054
	John B Sanfilippo & Son Inc.	24,812	1,824
*	Central Garden & Pet Co. Class A	43,146	1,520
^	Natural Health Trends Corp.	43,241	1,240
	National Beverage Corp.	12,442	1,102
			406,444
Energy (2.0%)
	Delek US Holdings Inc.	1,634,199	39,335
*	Energen Corp.	580,278	30,169
^	Core Laboratories NV	255,680	28,334
*	Parsley Energy Inc. Class A	706,520	21,047
*	Rice Energy Inc.	846,200	18,016

2

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

			Market
			Value
		Shares	($000)
*	Dril-Quip Inc.	348,966	17,989
*	RigNet Inc.	716,013	14,034
*	Forum Energy Technologies Inc.	736,559	12,448
	Oceaneering International Inc.	387,538	10,227
	Baker Hughes Inc.	169,969	10,091
*,^	Sanchez Energy Corp.	1,153,859	8,931
^	RPC Inc.	425,809	7,737
*	Newfield Exploration Co.	206,815	7,160
*	Carrizo Oil & Gas Inc.	277,372	6,976
	Range Resources Corp.	234,391	6,209
	US Silica Holdings Inc.	100,341	4,164
*	Southwestern Energy Co.	298,736	2,244
*	Abraxas Petroleum Corp.	707,717	1,323
			246,434
Financials (8.2%)
*	Signature Bank	516,386	71,494
*	SVB Financial Group	401,276	70,600
	Assured Guaranty Ltd.	1,637,196	62,426
	Nasdaq Inc.	890,982	61,362
	LPL Financial Holdings Inc.	1,414,311	59,458
*	MGIC Investment Corp.	5,389,653	56,807
	Assurant Inc.	530,808	51,085
^	Financial Engines Inc.	1,163,768	49,460
*	Western Alliance Bancorp	1,012,311	48,490
	Redwood Trust Inc.	2,661,054	45,424
	MFA Financial Inc.	4,982,519	41,405
	Zions Bancorporation	934,004	37,388
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,663,403	36,462
	Solar Capital Ltd.	1,434,019	32,710
^	WisdomTree Investments Inc.	3,656,205	30,529
	Investment Technology Group Inc.	1,500,000	29,865
	MarketAxess Holdings Inc.	140,086	26,969
	Affiliated Managers Group Inc.	155,250	25,708
	MSCI Inc. Class A	207,422	20,809
	Hilltop Holdings Inc.	673,038	18,717
	CBOE Holdings Inc.	213,635	17,606
	Primerica Inc.	169,285	14,186
*	Essent Group Ltd.	371,184	13,738
	Bank of the Ozarks Inc.	264,299	12,546
*	Walker & Dunlop Inc.	191,546	8,591
	Evercore Partners Inc. Class A	112,991	8,333
	OM Asset Management plc	414,428	6,448
	Universal Insurance Holdings Inc.	246,236	6,414
*	INTL. FCStone Inc.	164,579	6,147
*,^	BofI Holding Inc.	165,712	3,959
*	Regional Management Corp.	184,040	3,650
	FactSet Research Systems Inc.	22,058	3,601
	National Bank Holdings Corp. Class A	113,761	3,591
	Greenhill & Co. Inc.	133,159	3,369
*	World Acceptance Corp.	58,068	3,072
*,^	Credit Acceptance Corp.	12,227	2,485
	Banc of California Inc.	84,505	1,834
*,^	Nationstar Mortgage Holdings Inc.	110,349	1,778
			998,516
Health Care (17.6%)
*	ICON plc	1,231,155	104,020
*	Insulet Corp.	2,308,969	100,232
*	Medidata Solutions Inc.	1,479,445	96,800
*,^	athenahealth Inc.	970,010	95,071
*	IDEXX Laboratories Inc.	376,157	63,093
*	Mettler-Toledo International Inc.	107,249	55,064
*	ABIOMED Inc.	407,390	53,091
*	INC Research Holdings Inc. Class A	1,113,258	50,097
*	LifePoint Health Inc.	803,974	49,967

3

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

			Market
			Value
		Shares	($000)
2	Kindred Healthcare Inc.	5,066,659	48,640
	HealthSouth Corp.	1,012,156	47,470
*	MEDNAX Inc.	761,228	45,948
*	Allscripts Healthcare Solutions Inc.	3,424,420	40,990
*	BioMarin Pharmaceutical Inc.	422,820	40,523
	Hill-Rom Holdings Inc.	517,478	39,142
*	Molina Healthcare Inc.	738,000	36,745
*	Globus Medical Inc.	1,207,953	36,637
*	Haemonetics Corp.	815,900	34,170
	STERIS plc	459,289	33,896
	Cooper Cos. Inc.	168,472	33,750
*	HealthEquity Inc.	736,018	33,504
*	Hologic Inc.	734,696	33,172
*	Bluebird Bio Inc.	337,068	29,982
*	HMS Holdings Corp.	1,367,075	27,984
*,^	Teladoc Inc.	997,700	24,743
*	Align Technology Inc.	176,604	23,774
*	Prestige Brands Holdings Inc.	401,224	23,034
*,^	Exact Sciences Corp.	759,468	22,792
*	Illumina Inc.	123,193	22,773
*	Cerner Corp.	348,540	22,568
*	Quintiles IMS Holdings Inc.	254,825	21,477
*	Blueprint Medicines Corp.	459,600	21,408
*	Ligand Pharmaceuticals Inc.	192,530	21,404
*	Neogen Corp.	334,395	20,843
*,^	Spark Therapeutics Inc.	357,100	20,701
*	NuVasive Inc.	278,672	20,206
*	Akorn Inc.	575,982	19,267
*	Pacira Pharmaceuticals Inc.	390,503	18,959
*,^	TESARO Inc.	128,102	18,907
*,^	Acadia Healthcare Co. Inc.	420,837	18,340
	Patterson Cos. Inc.	411,216	18,295
*	Spectranetics Corp.	638,564	18,263
*	WellCare Health Plans Inc.	118,155	18,126
*	Catalent Inc.	613,289	17,957
*	Veeva Systems Inc. Class A	328,026	17,589
*	Ultragenyx Pharmaceutical Inc.	270,000	17,385
	ResMed Inc.	253,981	17,268
*	Premier Inc. Class A	505,000	17,069
*	Masimo Corp.	164,872	16,939
*	Intuitive Surgical Inc.	19,877	16,615
*	Charles River Laboratories International Inc.	172,353	15,460
*,^	Aduro Biotech Inc.	1,525,407	14,720
*	Exelixis Inc.	654,522	14,661
*	Cambrex Corp.	240,960	14,301
*,^	Endologix Inc.	1,893,120	14,179
	Chemed Corp.	68,021	13,698
*	DexCom Inc.	174,282	13,587
*	PRA Health Sciences Inc.	201,667	12,899
*,^	Revance Therapeutics Inc.	522,002	11,354
*	Neurocrine Biosciences Inc.	211,809	11,311
*	FibroGen Inc.	397,225	11,122
*	Repligen Corp.	297,526	10,946
*	OraSure Technologies Inc.	798,310	10,466
*	Array BioPharma Inc.	1,201,431	10,416
*	Alnylam Pharmaceuticals Inc.	191,143	10,245
*,^	Juno Therapeutics Inc.	410,779	10,245
*	Inogen Inc.	106,584	8,835
*	DBV Technologies SA ADR	248,806	8,790
*,^	Novadaq Technologies Inc.	1,261,160	8,778
*	Nevro Corp.	91,986	8,667
*	Penumbra Inc.	100,789	8,612
*	Atara Biotherapeutics Inc.	487,541	8,337
*	Quidel Corp.	339,730	8,211

4

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

			Market
			Value
		Shares	($000)
	Bruker Corp.	326,690	7,968
*	Emergent BioSolutions Inc.	263,725	7,888
*	Glaukos Corp.	162,668	7,732
*	Heska Corp.	55,512	6,009
*	Cytokinetics Inc.	339,221	5,563
*	Integra LifeSciences Holdings Corp.	120,456	5,537
*	United Therapeutics Corp.	41,094	5,166
*	BioCryst Pharmaceuticals Inc.	776,193	4,921
	Teleflex Inc.	23,452	4,852
*	Vanda Pharmaceuticals Inc.	275,626	4,203
*,^	Progenics Pharmaceuticals Inc.	520,148	4,120
*,^	Lexicon Pharmaceuticals Inc.	258,987	4,043
*	Cardiovascular Systems Inc.	133,113	3,976
*	Depomed Inc.	319,857	3,835
*	Amphastar Pharmaceuticals Inc.	248,153	3,747
*	Spectrum Pharmaceuticals Inc.	458,055	3,486
*,^	AAC Holdings Inc.	478,980	3,429
*	Coherus Biosciences Inc.	168,157	3,229
*	Medpace Holdings Inc.	89,161	2,827
*	BioTelemetry Inc.	78,243	2,574
*	NxStage Medical Inc.	85,818	2,565
	LeMaitre Vascular Inc.	78,966	2,349
*	Rigel Pharmaceuticals Inc.	721,068	2,156
*	Cross Country Healthcare Inc.	144,696	2,021
*	Corcept Therapeutics Inc.	204,470	1,951
*	Cotiviti Holdings Inc.	45,103	1,885
*	SciClone Pharmaceuticals Inc.	194,062	1,873
*	Ophthotech Corp.	567,347	1,685
*,^	Aratana Therapeutics Inc.	256,774	1,592
	Owens & Minor Inc.	38,932	1,349
*,^	Merrimack Pharmaceuticals Inc.	367,326	1,223
*	Genomic Health Inc.	36,846	1,211
*	Infinity Pharmaceuticals Inc.	516,954	1,111
*	American Renal Associates Holdings Inc.	63,510	1,093
*	Civitas Solutions Inc.	56,436	1,005
^	PharmAthene Inc.	1,271,931	924
*	Orthofix International NV	18,103	716
	Utah Medical Products Inc.	11,070	693
			2,129,037
Industrials (18.5%)
*	TriNet Group Inc.	3,308,304	97,264
*	Clean Harbors Inc.	1,644,141	95,541
*	Kirby Corp.	1,151,962	81,328
*	Teledyne Technologies Inc.	525,207	70,814
*	Masonite International Corp.	849,041	70,640
*	Sensata Technologies Holding NV	1,698,195	69,932
*	Trex Co. Inc.	807,452	59,097
	Orbital ATK Inc.	588,420	58,254
*	AerCap Holdings NV	1,221,470	56,200
*	United Rentals Inc.	485,990	53,294
	HEICO Corp. Class A	824,466	50,540
	John Bean Technologies Corp.	565,956	50,172
*	Swift Transportation Co.	1,998,192	49,116
	Timken Co.	999,800	48,240
*	TransUnion	1,147,705	45,943
	IDEX Corp.	422,820	44,295
	AGCO Corp.	691,900	44,275
*	Genesee & Wyoming Inc. Class A	637,529	43,199
	Terex Corp.	1,224,200	42,822
*	Middleby Corp.	308,899	42,050
*	Copart Inc.	1,339,400	41,387
*	Schneider National Inc. Class B	2,150,437	40,815
	Watts Water Technologies Inc. Class A	655,484	40,771
	Advanced Drainage Systems Inc.	1,719,299	39,630

5

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

			Market
			Value
		Shares	($000)
^	GATX Corp.	654,133	39,183
*	Proto Labs Inc.	662,390	38,419
	MSC Industrial Direct Co. Inc. Class A	405,676	36,320
*	Spirit Airlines Inc.	628,310	35,983
	Landstar System Inc.	374,444	31,996
	Tennant Co.	420,661	30,813
*	Advisory Board Co.	554,054	28,312
	Forward Air Corp.	530,676	28,216
*	WageWorks Inc.	370,330	27,330
	Wabtec Corp.	310,649	26,060
^	Heartland Express Inc.	1,207,555	24,296
	Multi-Color Corp.	307,026	23,580
	Ritchie Bros Auctioneers Inc.	604,676	19,809
*	Verisk Analytics Inc. Class A	238,789	19,774
*	XPO Logistics Inc.	391,000	19,311
	Huntington Ingalls Industries Inc.	95,532	19,191
	Toro Co.	286,639	18,609
	Kennametal Inc.	373,588	15,534
*	MasTec Inc.	344,592	15,214
*	Hawaiian Holdings Inc.	278,331	15,113
*	MRC Global Inc.	809,270	14,753
	Spirit AeroSystems Holdings Inc. Class A	258,012	14,748
*	SiteOne Landscape Supply Inc.	270,162	12,916
	Brink's Co.	205,889	12,642
	Acuity Brands Inc.	70,647	12,441
	Woodward Inc.	182,112	12,323
	Wabash National Corp.	536,669	12,225
	Curtiss-Wright Corp.	128,222	11,984
	Allegion plc	150,359	11,824
	Argan Inc.	176,086	11,771
	Insperity Inc.	121,445	11,094
	Global Brass & Copper Holdings Inc.	289,898	10,335
	General Cable Corp.	565,651	10,182
*	IHS Markit Ltd.	234,332	10,170
	Quad/Graphics Inc.	382,116	10,034
	AO Smith Corp.	185,161	9,976
*	Avis Budget Group Inc.	306,444	9,347
	CIRCOR International Inc.	135,649	9,049
*	Saia Inc.	177,207	8,532
*	Gibraltar Industries Inc.	216,704	8,506
*	Meritor Inc.	474,348	8,448
*,^	Axon Enterprise Inc.	343,220	8,436
*,^	KeyW Holding Corp.	875,426	8,308
	West Corp.	307,993	8,220
	JB Hunt Transport Services Inc.	91,556	8,209
	EnerSys	95,218	7,914
*	Continental Building Products Inc.	310,335	7,557
*	Quanta Services Inc.	209,277	7,417
*	Atkore International Group Inc.	275,047	7,223
	Donaldson Co. Inc.	141,271	6,538
^	Greenbrier Cos. Inc.	139,627	6,067
*	YRC Worldwide Inc.	531,582	5,667
	Knoll Inc.	227,859	5,459
	Kimball International Inc. Class B	303,693	5,397
*	Ply Gem Holdings Inc.	280,196	5,394
*	HD Supply Holdings Inc.	130,917	5,276
	Applied Industrial Technologies Inc.	79,504	5,088
	Insteel Industries Inc.	133,526	4,648
*	Builders FirstSource Inc.	271,077	4,340
	Herman Miller Inc.	130,210	4,310
	Dun & Bradstreet Corp.	36,738	4,027
	Brady Corp. Class A	84,847	3,305
*	TrueBlue Inc.	106,441	2,911
*	Roadrunner Transportation Systems Inc.	402,105	2,702

6

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

			Market
			Value
		Shares	($000)
	Barrett Business Services Inc.	44,878	2,588
*	Univar Inc.	69,033	2,061
*	Vectrus Inc.	76,621	1,949
*	Tutor Perini Corp.	61,975	1,912
	Astec Industries Inc.	27,112	1,718
*	Milacron Holdings Corp.	82,408	1,551
	Alaska Air Group Inc.	17,635	1,501
^	American Railcar Industries Inc.	32,000	1,342
	Apogee Enterprises Inc.	23,223	1,266
	LSC Communications Inc.	48,402	1,252
	Lennox International Inc.	7,528	1,245
*	Moog Inc. Class A	16,637	1,142
	Steelcase Inc. Class A	63,741	1,087
			2,237,009
Information Technology (22.8%)
*	Cadence Design Systems Inc.	3,626,546	118,117
*,2	Cardtronics plc Class A	2,389,726	99,365
*,^	2U Inc.	1,858,977	84,398
	MAXIMUS Inc.	1,194,921	72,878
*	Aspen Technology Inc.	1,094,147	67,279
	MercadoLibre Inc.	289,017	66,159
*,2	BroadSoft Inc.	1,646,331	63,219
*	Callidus Software Inc.	2,887,221	60,776
*	HubSpot Inc.	859,510	57,630
*	Ciena Corp.	2,510,206	57,509
*	Fortinet Inc.	1,451,058	56,591
*,^	GoDaddy Inc. Class A	1,446,042	56,280
*	Cavium Inc.	804,344	55,379
*	Gartner Inc.	436,912	49,847
	CDW Corp.	829,452	49,012
*	Entegris Inc.	1,944,107	48,214
	Power Integrations Inc.	729,971	48,142
*	New Relic Inc.	1,185,442	47,394
*	ServiceNow Inc.	501,050	47,339
*	Cornerstone OnDemand Inc.	1,200,752	47,166
*	Mobileye NV	761,251	47,137
*	CoStar Group Inc.	185,776	44,752
*	MACOM Technology Solutions Holdings Inc.	909,627	44,463
	CSRA Inc.	1,273,374	37,030
*,^	First Solar Inc.	1,204,921	35,605
*	Euronet Worldwide Inc.	430,202	35,543
	SS&C Technologies Holdings Inc.	966,747	35,518
*	Atlassian Corp. plc Class A	989,926	34,133
*	GrubHub Inc.	777,450	33,415
*	IPG Photonics Corp.	264,005	33,349
	MKS Instruments Inc.	422,803	33,084
*	Arrow Electronics Inc.	448,200	31,598
*	Check Point Software Technologies Ltd.	295,070	30,690
*	Trimble Inc.	829,563	29,391
*	RealPage Inc.	724,374	26,838
	Microchip Technology Inc.	348,338	26,327
*	Tableau Software Inc. Class A	489,159	26,258
	Cognex Corp.	298,455	25,470
*	Proofpoint Inc.	335,161	25,261
*,^	Shutterstock Inc.	548,297	23,703
*	Square Inc.	1,227,487	22,389
*	Ultimate Software Group Inc.	106,052	21,494
*,^	Stratasys Ltd.	847,896	20,994
*	Guidewire Software Inc.	334,745	20,583
*	Zendesk Inc.	713,300	20,507
*	Envestnet Inc.	586,313	20,404
*	Imperva Inc.	402,360	17,885
	Alliance Data Systems Corp.	70,000	17,474
*	Cirrus Logic Inc.	256,577	16,511

7

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

			Market
			Value
		Shares	($000)
*	Take-Two Interactive Software Inc.	259,030	16,280
*	Semtech Corp.	464,171	15,851
*	Descartes Systems Group Inc.	678,252	15,702
*	Tyler Technologies Inc.	95,855	15,681
*	Advanced Micro Devices Inc.	1,172,736	15,597
	FLIR Systems Inc.	420,404	15,441
*	Inphi Corp.	367,040	15,203
*	NCR Corp.	368,290	15,192
*	Pandora Media Inc.	1,399,410	15,184
*	WEX Inc.	147,932	15,009
	Booz Allen Hamilton Holding Corp. Class A	414,413	14,890
*	Cimpress NV	168,566	13,836
	Science Applications International Corp.	188,900	13,788
*	Microsemi Corp.	288,025	13,520
*	Shopify Inc. Class A	174,393	13,245
*	Extreme Networks Inc.	1,683,935	13,160
*	Manhattan Associates Inc.	275,591	12,867
*	Yelp Inc. Class A	347,943	12,321
*	Itron Inc.	189,343	12,279
*	ChannelAdvisor Corp.	1,036,802	12,234
*	Amkor Technology Inc.	1,006,733	11,859
*	Red Hat Inc.	134,139	11,815
*	Integrated Device Technology Inc.	484,475	11,623
*	Barracuda Networks Inc.	565,767	11,502
*	CyberArk Software Ltd.	217,198	11,492
*	RingCentral Inc. Class A	356,570	11,392
*,^	3D Systems Corp.	690,751	10,935
*	Carbonite Inc.	498,680	10,772
	National Instruments Corp.	308,157	10,758
*,^	Unisys Corp.	920,896	10,406
	Travelport Worldwide Ltd.	784,522	10,332
*,^	Match Group Inc.	545,594	10,164
*	Wix.com Ltd.	123,141	10,153
*,^	SunPower Corp. Class A	1,460,310	10,135
*	Q2 Holdings Inc.	258,830	9,874
*	ANSYS Inc.	86,459	9,524
*	Qualys Inc.	241,964	9,291
*	Stamps.com Inc.	87,510	9,289
*	SPS Commerce Inc.	162,262	8,967
*	Teradata Corp.	304,971	8,899
*	Electronic Arts Inc.	93,756	8,890
*	8x8 Inc.	588,129	8,557
	Hackett Group Inc.	419,602	8,321
*	Five9 Inc.	454,643	8,295
*	Synaptics Inc.	148,686	8,144
*	Palo Alto Networks Inc.	74,950	8,125
*	A10 Networks Inc.	1,002,280	8,118
*	Akamai Technologies Inc.	130,939	7,979
	CSG Systems International Inc.	206,611	7,750
*	Zillow Group Inc. Class A	158,092	6,085
*,^	Box Inc.	338,544	5,837
*,^	Oclaro Inc.	702,134	5,624
*	Zebra Technologies Corp.	59,107	5,572
*	TrueCar Inc.	317,393	5,561
	TeleTech Holdings Inc.	168,278	5,259
*,^	Nutanix Inc.	340,432	5,171
*	Synopsys Inc.	70,072	5,164
*	Plexus Corp.	97,800	5,085
*	Brightcove Inc.	460,188	4,004
*	Okta Inc.	146,000	3,803
*	Lumentum Holdings Inc.	76,032	3,250
*	Sykes Enterprises Inc.	103,101	3,073
*	Workiva Inc.	164,476	2,763
*	MaxLinear Inc.	96,232	2,678

8

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

			Market
			Value
		Shares	($000)
	Avnet Inc.	64,200	2,484
*	ePlus Inc.	34,768	2,477
*	Jive Software Inc.	488,833	2,469
*	Varonis Systems Inc.	71,373	2,241
*	MINDBODY Inc. Class A	65,666	1,862
*	ON Semiconductor Corp.	108,051	1,532
*	Avid Technology Inc.	263,394	1,476
*,^	Acacia Communications Inc.	30,951	1,419
*	Super Micro Computer Inc.	57,505	1,403
*	CommScope Holding Co. Inc.	33,171	1,395
*	Care.com Inc.	113,507	1,345
*	PROS Holdings Inc.	45,939	1,132
	NIC Inc.	52,066	1,112
	InterDigital Inc.	12,237	1,100
*	ShoreTel Inc.	167,418	1,097
*	Travelzoo Inc.	116,721	1,074
	Plantronics Inc.	19,356	1,057
*	Angie's List Inc.	174,128	1,024
*	NETGEAR Inc.	21,596	1,018
	ADTRAN Inc.	48,309	966
*	Guidance Software Inc.	142,263	861
			2,760,614
Materials (3.8%)
*	Berry Global Group Inc.	1,131,725	56,586
	PolyOne Corp.	1,170,438	45,893
	Minerals Technologies Inc.	554,450	43,635
	RPC Group plc	3,851,370	40,458
	Smurfit Kappa Group plc	1,359,569	36,339
	Methanex Corp.	758,436	34,812
	Graphic Packaging Holding Co.	2,559,798	34,762
	Chemours Co.	465,247	18,745
*	Owens-Illinois Inc.	703,682	15,354
*	Louisiana-Pacific Corp.	574,967	14,800
	Balchem Corp.	162,824	13,215
	Trinseo SA	184,708	12,265
	Steel Dynamics Inc.	337,622	12,202
*	Koppers Holdings Inc.	243,602	10,341
*	Summit Materials Inc. Class A	370,481	9,507
*	Forterra Inc.	456,482	8,783
^	Valvoline Inc.	385,910	8,586
	Huntsman Corp.	292,178	7,237
	Rayonier Advanced Materials Inc.	514,271	6,814
	Worthington Industries Inc.	138,460	6,023
	Stepan Co.	56,653	4,804
	Silgan Holdings Inc.	76,963	4,665
*	Crown Holdings Inc.	76,425	4,287
*	Ryerson Holding Corp.	222,130	3,043
	Innophos Holdings Inc.	58,365	2,798
			455,954
Other (1.5%)
^,3	Vanguard Small-Cap ETF	919,140	123,551
^,3	Vanguard Small-Cap Growth ETF	384,700	54,851
*,4	Dropbox Private Placement	361,745	3,907
*	Cloudera Inc.	76,100	1,377
*	Dyax Corp CVR Expire 12/31/2019	134,316	149
			183,835
Real Estate (3.4%)
*	SBA Communications Corp. Class A	459,650	58,141
	LaSalle Hotel Properties	1,742,900	49,777
	Jones Lang LaSalle Inc.	342,800	39,374
	PS Business Parks Inc.	288,644	35,082
	Outfront Media Inc.	1,332,624	34,861
	Douglas Emmett Inc.	917,616	34,567

9

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

					Market
					Value
				Shares	($000)
	Life Storage Inc.			403,400	31,623
	National Storage Affiliates Trust			747,249	18,308
^	Omega Healthcare Investors Inc.			402,706	13,289
	Ryman Hospitality Properties Inc.			195,508	12,470
	Care Capital Properties Inc.			433,948	11,660
	Senior Housing Properties Trust			536,548	11,547
	Sabra Health Care REIT Inc.			397,030	10,795
	Gaming and Leisure Properties Inc.			219,020	7,622
	DuPont Fabros Technology Inc.			134,517	6,934
	Washington Prime Group Inc.			696,032	6,125
	Medical Properties Trust Inc.			434,968	5,685
	Colony NorthStar Inc. Class A			382,283	4,996
	Potlatch Corp.			96,087	4,329
	Hersha Hospitality Trust Class A			198,046	3,652
	GEO Group Inc.			104,452	3,480
	STAG Industrial Inc.			127,018	3,348
	RMR Group Inc. Class A			20,709	1,092
					408,757
Telecommunication Services (0.4%)
*	Vonage Holdings Corp.			6,072,971	40,750
	Windstream Holdings Inc.			1,255,528	6,930
*	Zayo Group Holdings Inc.			102,848	3,607
*	Boingo Wireless Inc.			117,549	1,680
*	General Communication Inc. Class A			28,565	1,069
					54,036
Utilities (0.2%)
^	8Point3 Energy Partners LP Class A			1,728,749	21,368
	Southwest Gas Holdings Inc.			69,212	5,797
^	Spark Energy Inc. Class A			78,000	2,800
					29,965

Total Common Stocks (Cost $9,802,539)					11,629,568

		Coupon

Temporary Cash Investments (6.3%)[1]
Money Market Fund (5.7%)
5,6	Vanguard Market Liquidity Fund	1.034%		6,884,318	688,569

				Face	Market
			Maturity	Amount	Value
			Date	($000)	($000)
Repurchase Agreement (0.5%)
	Deutsche Bank Securities, Inc.
	(Dated 4/28/17, Repurchase Value $61,304,000,
	collateralized by Government National Mortgage
	Assn. 2.500%-6.200%, 4/15/20-2/20/47, with a value
	of $62,526,000)
		0.850%	5/1/17	61,300	61,300

U.S. Government and Agency Obligations (0.1%)
7	United States Treasury Bill	0.574%	5/11/17	3,000	2,999
7	United States Treasury Bill	0.587%	5/18/17	2,700	2,699
7	United States Treasury Bill	0.577%-0.597%	5/25/17	5,700	5,698
7	United States Treasury Bill	0.521%-0.713%	6/1/17	4,200	4,198
7	United States Treasury Bill	0.741%	6/8/17	600	600
7	United States Treasury Bill	0.759%	6/15/17	800	799
7	United States Treasury Bill	0.761%-0.771%	6/22/17	800	799
					17,792

Total Temporary Cash Investments (Cost $767,590)					767,661

10

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2017

Total Investments (102.3%) (Cost $10,570,129)	12,397,229
Other Assets and Liabilities—Net (-2.3%)[6]	(283,622)
Net Assets (100%)	12,113,607

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $244,573,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.5% and 3.9%, respectively, of net assets.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Restricted security represents 0.0% of net assets.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Includes $257,139,000 of collateral received for securities on loan.
7	Securities with a value of $14,588,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.
CVR—Contingent Value Rights. REIT—Real Estate Investment Trust.

11

© 2017 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA242 062017

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2017

VANGUARD EXPLORER FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 15, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.